UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 10/31

Date of reporting period:    10/31/14

Item 1.  Reports to Stockholders.

Marathon Value Portfolio

Annual Report

October 31, 2014

Fund Advisor:

Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

October 31, 2014

Dear Fellow Shareholders:

In this letter I want to focus on some of the different forces that have converged to create the lengthy and strong bull market. Perhaps the most commented on are the extraordinary measures undertaken by the Federal Reserve that have resulted in an almost four trillion dollar increase in the value of treasury and mortgage securities that it owns. That measure has freed up money that has gone into the financial markets.

Another factor boosting share prices has been the emphasis shift in corporations toward the “maximization of shareholder value.” This emphasis typically causes management to focus on the share price over a relatively short time period. Executive compensation is largely tied to share prices and may take the form of options or the measurement of shareholder returns. In addition, large hedge funds have pushed corporations to maximize their current share prices. The funds do so after buying stakes in these companies, or sometimes their looming presence is enough to force companies to take short-term actions. Prior to the last 25 years, corporations generally took a broader perspective on their obligations and were less focused on their current share price.

Without doubt, we can rejoice at the higher stock prices that result from a management that constantly has its eye on the company’s share price. However, such a focus does have a cost for companies in the long run, and as the advisor to the Fund, we have concerns. Maximization of shareholder value often means that employee morale is sapped, longer payoff projects are not undertaken, and corporate purpose is lost. Companies also become more vulnerable to shifts in the economic climate. For example, we believe large banks would be much stronger if their leadership managed them as they were managed in the past. In some of the most successful companies that have been built in the last decade, the leaders had purposes and goals that went beyond “shareholder value”. Apple under Steve Jobs is a good example, and shareholders certainly have no complaints with their investment.

The increase in the number of Exchange Traded Funds (ETFs) has also played a role in pushing the stock market to new highs. Exchange Traded funds are funds that follow a specific index and, unlike traditional mutual funds, are traded continuously during market hours. Many of their shareholders may have short time horizons. Because the operator of each ETF must balance the fund to keep it in line with the fund’s index by the end of each day, the fund must either buy or sell shares by day’s end. Thus, if the fund has net buyers, the fund will need to buy shares that make up the index that the fund follows. The same holds true for net selling. This buying and selling tends to exaggerate market moves, as we have seen with the big moves in the current bull market. Unfortunately during a bear market, I believe they may similarly work to increase the downside. In addition, not only have ETFs caused exaggerated market swings, they have also enhanced the homogenization of stocks. An ETF will often buy shares of companies in line with their representation in an index without distinguishing between the sound operators and the poor ones.

Your Fund continues to focus on finding companies that are in good businesses and that are managed by honest and excellent leaders. Benjamin Graham, often referred to as the father of value investing, famously said, “In the short run, the market is a voting machine, but in the long run, it is a weighing machine.” In a similar vein, we are not swayed by current fads in the stock market, but rather continue to focus on underlying business realities. A number of the new factors create uncertainty, or in another word, risk. While we cannot control the fluctuations of the stock market, we try to mitigate risks and not lose sight of fundamentals.

I remain the largest shareholder in the Fund, and I will continue to manage the Fund for the benefit of all of us.

Sincerely,

Marc Heilweil

MANAGEMENT DISCUSSION

Over the twelve-month period ending October 31, 2014, Marathon Value (“Marathon” or “the Fund”) returned +8.58%. Marathon’s annualized performance since inception (March 28, 2000) is +8.06%. The comparable total returns for the S&P 500 benchmark are +17.27% and +3.99%. Since the Fund’s inception, the Fund’s cumulative total return has been +210.12%, versus the S&P 500’s cumulative total return of +76.92% for a total return differential of +133.20% for Marathon.

PERFORMANCE SUMMARY

	For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Year-to- Date 2014 as of 10/31/14	Since Inception as of 10/31/14
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	4.54%	210.12%

S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	10.99%	76.92%

Annualized Total Returns
	For the Periods Ended October 31, 2014
	One Year	Three Year	Five Year	Ten Year	Since
		Average	Average	Average	Inception

Marathon Value Portfolio	8.58%	14.52%	13.49%	7.86%	8.06%

S&P 500 Index	17.27%	19.77%	16.69%	8.20%	3.99%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.12% (1.10% after waivers and reimbursements by the Advisor). The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through March 8, 2015.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

5407-NLD-12/04/2014

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2014. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800 -788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

The stock market pulled back sharply in September and the first half of October, largely due to fears of European stagnation. With the end of the Fed’s quantitative easing program and expectations of higher rates in the near future, investors shifted en masse to a “risk-off” mode. However, a few words from Fed officials and a large stimulus program in Japan quickly boosted investor confidence, and the stock market recovered and pushed to new all-time highs. With most stocks nearly fully valued, we do not see many shares that trade below what they may be worth. In this type of environment, we find ourselves shifting towards companies of the highest quality, as they are likely to perform best in any turmoil that should arise and to lower our chance of suffering permanent losses of capital during a downturn.

Edwards Lifesciences (EW, +85.49%, 1.32% of portfolio) was a great performer for the fund. Edwards has successfully innovated in heart surgery. Its patent in transcatheter heart valves was upheld against a challenge from Medtronic, who will now pay Edwards a royalty.

In an earlier discussion, we wrote that Reading International (RDI, +50.60%, 0.55% of portfolio) represented value, but we had no idea when it would be realized in the share price. In the last two months, a sharp rise in the share price has begun to reflect the intrinsic value of this company’s assets. Reading’s path illustrates that value investments often do not perform in linear fashion.

3M (MMM, +22.19%, 2.45% of portfolio) and PPG Industries( PPG, +11.56%, 2.73% of portfolio) have been excellent investments for us over the longer term. Their businesses have overcome the vicissitudes caused by subpar worldwide economic growth.

Apple (AAPL, +44.63%, 1.47% of portfolio) shares continued their strong run. Part of our thesis for buying AAPL in 2013 was the negative sentiment toward the company, which we felt was due to a lull in product introductions. Strong sales of their lower-end iPhones showed the company’s massive earnings power even in supposedly dull times, and shares have crept higher as investors recognize a consistent performer. Apple makes up about 3½ percent of the S&P 500 Index, and so having less than half of Apple’s representation in the index contributes to an underperformance relative to the index.

The Fund had several detractors who were exposed to two weak end-markets. Raven (RAVN, -24.01%, 1.01% of portfolio) has been hit hard by the slowdown in agricultural spending and is facing a tough market for smaller-capitalization companies in general. With corn selling at $3.50 per bushel vs $8 just two years ago, farmer income is falling significantly. Agco (AGCO, -24.10%, 0.46% of portfolio) is another firm even more directly impacted by reduced farm income. The company is tackling their cost structure to maintain margins while unit sales decline. Noble (NE, -44.51%, 0.46% of portfolio) is dealing with multiple issues. The fall in oil prices puts pressure on their customers’ exploration budgets. At the same time, the market faces new supply entering the offshore drilling space in 2015 and 2016. We believe the negative environment and investor sentiment will reverse to some degree in the coming year, but it will still be a challenging time for Noble.

We sometimes are asked why we still hold shares of IBM (IBM, -8.26%, 1.52% of portfolio). IBM has been out of favor because their revenues have been stagnant and because the cloud threatens their server business. CEO Ginni Rometty believes that Watson, their artificial intelligence platform, will lead the next generation of computing. The network effect shows that the more data collected, the more valuable the system. As a consequence, IBM could have near monopolistic power in the world of artificial intelligence, much as Google dominates the internet search space. In addition, their alliance with Apple should enable them to strengthen their position with large enterprises.

About 80% of active equity managers have lagged the S&P 500 Index this year. As has been the case during others periods of market strength, there are a great number of new exchange-traded investment offerings promising to simplify the equity investment process and wipe out a large amount of fees. While we are in favor of simplification and lower fees, we see it as no accident that these exchange-traded-funds come at a time when the relentless upward charge in equities makes the process look easy.

In overly simplified terms, stock price moves are based on two variables – changes in the Price-to-Earnings (PE) ratio (the multiple of earnings per share investors are willing to pay for a stock), and changes in the company’s earnings. So for example, suppose we buy a stock at a PE ratio of 20 and we estimate the company’s per share earnings will rise 7% annually. If the PE ratio is still 20 in one year and we were correct in estimating earnings growth, we will make 7%. But in the event market participants alter their perception of the company or market prices decline generally, then the PE ratio for the stock may fall to 17 from 20. In this case, even if we were correct in predicting an earnings increase of 7%, we now have a loss of 9% because we overpaid, at least in the short term. This example shows how important it is not to overpay for a security, and unfortunately that is one of the major risks present in the current environment. Over the past several years, there have been good opportunities to buy stocks with PE ratios that were low enough to avoid loss, even if we were slightly wrong about the earnings outlook. In the current environment, we are faced with high PE ratios and the possibility that higher interest rates may cause a decline in PE ratios as fixed income investments offer more competitive returns. This unusual condition is being created by Central Banks as they suppress interest rates worldwide. As conditions change, the stock market may not be as buoyant as it has been in recent times, and our low turnover, careful execution of orders, and refusal to overpay may be more important than before.

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
October 31, 2014

The Fund’s performance figures(*) for the periods ended October 31, 2014, compared to its benchmark:

	One	Five	Ten	Inception*** through
	Year	Year	Year	October 31, 2014
Marathon Value Portfolio	8.58%	13.49%	7.86%	8.06%
S&P 500 Index **	17.27%	16.69%	8.20%	3.99%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to pay most of the Fund's operating expenses (with certain exceptions) in return for a "universal fee" of 1.10% (excluding indirect costs of investing in other investment companies and other expenses) of the Fund's Net Assets. Please review the Fund's most recent prospectus for more detail on this universal fee. The Fund's total annual expense ratio is 1.12% per the Fund's most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

***	Inception date is March 28, 2000.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of October 31, 2014:

Sectors	Percentage of Net Assets
Industrial Conglomerates	9.3%
Computers	8.4%
Industrial Machinery	6.7%
Banks	6.6%
Chemicals	5.9%
Healthcare	5.9%
Retail Stores	5.7%
Insurance	5.7%
Electronic, Components, Parts & Equipment	5.5%
Packaged Food	5.2%
Other	31.2%
Cash & Equivalents	3.9%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s Holdings.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS
October 31, 2014

Shares		Fair Value

	COMMON STOCKS - 86.0%
	AGRICULTURE - 0.5%
7,500	Archer-Daniels-Midland Co.	$352,500

	AUTOMOBILES, PARTS & EQUIPMENT - 2.9%
6,200	Advance Auto Parts, Inc.	911,152
8,500	Genuine Parts Co.	825,180
6,800	Honda Motor Co. Ltd.	218,416
		1,954,748

	BANKS - 5.6%
11,100	Bank of Nova Scotia	680,430
9,000	BofI Holding, Inc. *	693,180
6,707	Credit Suisse Group AG	178,674
47,093	Hudson City Bancorp, Inc.	454,447
50,900	Northeast Bancorp	458,609
12,500	SunTrust Banks Inc.	489,250
19,530	US Bancorp.	831,978
		3,786,568
	CHEMICALS - 5.9%
20,651	Koninklijke DSM NV - ADR	325,047
9,000	PPG Industries, Inc.	1,833,210
22,200	Valspar Corp.	1,823,952
		3,982,209
	COMMUNICATIONS, BROADCASTING & CABLE - 0.3%
8,300	SK Telecom Co., Ltd. - ADR	230,657

	COMPUTERS - 8.4%
9,100	Apple, Inc.	982,800
26,800	Cisco Systems, Inc.	655,796
13,950	EMC Corp/MA	400,784
1,100	Google, Inc. Class A*	624,657
1,100	Google, Inc. Class C*	614,988
17,600	Intel Corp.	598,576
6,200	International Business Machines Corp.	1,019,280
12,600	Microsoft Corp.	591,570
4,000	Teradata, Corp. *	169,280
		5,657,731
	DATA SERVICES - 4.4%
6,700	Automatic Data Processing, Inc.	547,926
2,233	CDK Global, Inc.	75,029
9,800	Equifax, Inc.	742,252
8,500	Global Payments, Inc.	684,250
31,600	Net 1 UEPS Technologies, Inc. *	402,584
6,000	Verisk Analytics, Inc. - Cl. A *	374,100
7,568	Western Union Co./The	128,353
		2,954,494

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2014

Shares		Fair Value

	DELIVERY & FREIGHT SERVICES - 2.1%
4,500	Atlas Air Worldwide Holdings, Inc. *	$166,140
4,300	Expeditors International of Washington, Inc.	183,438
9,800	United Parcel Service, Inc.	1,028,118
		1,377,696

	ELECTRONIC COMPONENTS, PARTS & EQUIPMENT - 5.5%
21,600	Avnet, Inc.	934,200
22,500	Corning, Inc.	459,675
21,500	Linear Technology Corp.	921,060
13,639	Secom Co., Ltd. - ADR	210,859
9,000	TE Connectivity, Ltd.	550,170
12,200	Texas Instruments, Inc.	605,852
		3,681,816
	ENERGY - 5.1%
4,500	Anadarko Petroleum Corp.	413,010
2,600	CARBO Ceramics, Inc.	134,342
6,600	ConocoPhillips	476,190
5,700	Devon Energy Corp.	342,000
5,323	Exxon Mobil Corp.	514,787
14,600	Noble Corp. PLC	305,432
8,000	Phillips 66	628,000
10,200	RPC, Inc.	167,280
9,500	Sasol, Ltd. - ADR	476,805
		3,457,846
	FINANCE - 0.6%
37,200	Reading International, Inc. *	370,884

	GOLD & SILVER ORES - 0.3%
31,200	Allied Nevada Gold Corp. *	43,368
10,400	Silver Wheaton Corp.	180,648
		224,016
	HEALTHCARE - 5.9%
4,700	Becton Dickinson and Co.	604,890
4,500	Cardinal Health, Inc.	353,160
7,300	Edwards Lifesciences Corp. *	882,716
11,000	QIAGEN NV *	258,060
15,500	St Jude Medical, Inc.	994,635
9,700	Stryker Corp.	849,041
		3,942,502

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2014

Shares		Fair Value

	HOUSEHOLD PRODUCTS - 3.3%
13,200	Colgate-Palmolive Co.	$882,816
5,000	Kimberly-Clark Corp.	571,350
8,627	Procter & Gamble Co.	752,878
		2,207,044
	INDUSTRIAL CONGLOMERATES - 9.3%
10,700	3M Co.	1,645,339
17,300	Eaton Corp. PLC	1,183,147
20,800	Encana Corp.	387,504
11,400	Emerson Electric Co.	730,284
21,300	General Electric Co.	549,753
26,684	Raven Industries Inc.	676,439
24,775	Tyco International, Ltd.	1,063,591
		6,236,057
	INDUSTRIAL MACHINERY - 6.7%
7,000	AGCO Corp.	310,170
23,138	Graco, Inc.	1,816,333
8,300	Illinois Tool Works, Inc.	755,715
12,300	Lincoln Electric Holdings, Inc.	891,504
9,780	Zebra Technologies Corp. *	721,275
		4,494,997
	INSURANCE - 5.7%
3,013	Alleghany Corp. *	1,338,616
3,000	Aon PLC	258,000
6,500	Berkshire Hathaway, Inc. *	911,040
15,700	Leucadia National Corp.	373,346
1,306	National Western Life Insurance Co.	353,926
900	White Mountains Insurance Group Ltd.	562,428
		3,797,356
	PACKAGED FOODS - 2.6%
12,300	Campbell Soup Co.	543,291
2,100	Fomento Economico Mexicano SAB de CV	202,104
10,300	PepsiCo, Inc.	990,551
		1,735,946

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2014

Shares		Fair Value

	PHARMACEUTICALS - 2.9%
3,500	Ampio Pharmaceuticals, Inc. *	$13,580
8,500	Bristol-Myers Squibb Co.	494,615
5,000	GlaxoSmithKline PLC - ADR	227,450
6,845	Novartis AG - ADR	634,463
6,500	Novo Nordisk A/S - ADR	293,670
8,723	Pfizer, Inc.	261,254
		1,925,032
	PUBLISHING & PRINTING MEDIA - 0.5%
5,668	John Wiley & Sons, Inc.	330,954

	RESTAURANTS - 1.2%
8,400	McDonald’s Corp.	787,332

	RETAIL STORES - 5.2%
11,600	Bed Bath & Beyond, Inc. *	781,144
6,300	Costco Wholesale Corp.	840,231
15,300	Lowe’s Cos, Inc.	875,160
4,000	Tiffany & Co.	384,480
6,500	Walgreen Co.	417,430
4,315	Weis Markets, Inc.	192,622
		3,491,067
	SERVICES - MISCELLANEOUS AMUSEMENT & RECREATION - 1.1%
8,000	Walt Disney Co.	731,040

	TOTAL COMMON STOCK (Cost $30,647,126)	57,710,492

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.4%
11,481	Colony Financial, Inc.	255,797
25,000	Dynex Capital, Inc.	210,500
3,800	EastGroup Properties, Inc.	261,668
20,700	Plum Creek Timber Co.	848,907
	TOTAL REITs (Cost $1,177,470)	1,576,872

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2014

Par value		Fair Value

	BONDS AND NOTES - 7.0%
	CORPORATE BONDS - 5.5%
	ASSET BACKED SECURITIES - 0.7%
27,904	Countrywide Asset-Backed Certificates, 3.15%, 10/25/2032 (A)	$6,511
56,890	Countrywide Asset-Backed Certificates, 0.81%, 4/25/2032 (A)	38,118
430,643	Government National Mortgage Association, 4.50%, 2/20/2034	434,440
		479,069
	BANKS - 1.0%
400,000	Regions Financial Corp., 7.75%, 11/10/2014	400,406
300,000	SunTrust Bank, 0.53%, 4/1/2015 (A)	299,989
		700,395
	CONSTRUCTION - 0.8%
500,000	Lennar Corp., 5.60%, 5/31/2015	510,625

	OIL - 1.2%
100,000	Chesapeake Energy Corp., 3.25%, 3/15/2016	100,125
500,000	Petrobras International Finance Co., 2.875%, 2/6/2015	501,850
200,000	WPX Energy, Inc., 5.25%, 1/15/2017	209,000
		810,975
	PACKAGED FOOD - 0.6%
400,000	Coca-Cola BC Finance BV, 5.50%, 9/17/2015	414,742

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.5%
350,000	Mack-Cali Realty LP, 5.125, 1/15/2015	352,723

	RETAIL - 0.5%
350,000	L Brands, Inc., 5.25%, 11/1/2014	350,000

	CMO - 0.2%
45,678	Impac CMB Trust Series 2003-8, 1.05%, 10/15/2033 (A)	45,359
87,920	Impac CMB Trust Series 2004-4, 0.99%, 9/25/2034 (A)	82,651
		128,010

	TOTAL CORPORATE BONDS (Cost $3,804,411)	3,746,539

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2014

Par Value		Fair Value

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 1.5%
$1,000,000	TIPS, 1.00%, 5/31/2018 (Cost $997,166)	$992,266

	TOTAL BONDS AND NOTES (Cost $4,801,577)	4,738,805

Shares
	PREFERRED STOCK - 0.6%
	CHEMICALS - 0.6%
4,000	Ei du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	402,480

	MONEY MARKET FUND - 3.8%
2,612,292	Huntington Conservative Deposit Account, 0.04% (A)
	(Cost $2,612,292)	2,612,292

	TOTAL INVESTMENTS (Cost $39,547,043)(B) - 99.8%	$67,040,941

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	92,249

	NET ASSETS - 100.00%	$67,133,190

*	Non-income producing securities.

REIT - Real Estate Investment Trust.

CMO - Collateralized Mortgage Obligation

ADR American Depositary Receipt.

(A)	Variable rate security; the rate shown represents the yield at October 31, 2014

(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $39,522,071 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$27,969,036
Unrealized depreciation	(450,166)
Net unrealized appreciation	$27,518,870

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS
Investment securities:
At cost	$39,547,043
At fair value	$67,040,941
Dividends and interest receivable	106,956
Receivable for securities sold	42,239
Receivable for fund shares sold	6,014
Other assets	719
TOTAL ASSETS	67,196,869

LIABILITIES
Investment advisory fees payable (a)	41,269
Payable for fund shares redeemed	22,410
TOTAL LIABILITIES	63,679
NET ASSETS	$67,133,190

Net Assets Consist Of:
Paid in capital	$38,145,488
Undistributed net investment income	349,368
Accumulated net realized gain from security transactions	1,144,436
Net unrealized appreciation on investments	27,493,898
NET ASSETS	$67,133,190

Net Asset Value Per Share:
Shares:
Net Assets	$67,133,190
Shares of beneficial interest outstanding (b)	2,917,522

Net asset value	$23.01

(a)	See Note 3 in the Notes to Financial Statements

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $15,254)	$1,056,276
Interest	63,928
TOTAL INVESTMENT INCOME	1,120,204

EXPENSES
Investment advisory fees (a)	748,931
TOTAL EXPENSES	748,931

NET INVESTMENT INCOME	371,273

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	1,145,134
Change in unrealized appreciation on investments	3,927,621

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	5,072,755

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,444,028

(a)	See Note 3 in the Notes to Financial Statements

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
FROM OPERATIONS
Net investment income	$371,273	$353,027
Net realized gain from investments	1,145,134	1,801,668
Net change in unrealized appreciation on investments	3,927,621	10,806,589
Net increase in net assets resulting from operations	5,444,028	12,961,284

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(244,492)	(403,638)
From net realized gains	(1,778,576)	(409,874)
Net decrease in net assets from distributions to shareholders	(2,023,068)	(813,512)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,839,671	6,878,155
Reinvestment of distributions to shareholders	2,018,384	812,386
Payments for shares redeemed	(5,191,206)	(6,149,444)
Net increase (decrease) in net assets from shares of beneficial interest	(333,151)	1,541,097

TOTAL INCREASE IN NET ASSETS	3,087,809	13,688,869

NET ASSETS
Beginning of Period	64,045,381	50,356,512
End of Period *	$67,133,190	$64,045,381
* Includes undistributed net investment income of:	$349,368	$221,255

SHARE ACTIVITY
Shares Sold	129,355	352,736
Shares Reinvested	95,072	45,949
Shares Redeemed	(234,562)	(312,711)
Net increase (decrease) from share activity	(10,135)	85,975

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	October 31, 2014		October 31, 2013		October 31, 2012	October 31, 2011	October 31, 2010

Net asset value, beginning of period	$21.88		$17.72		$16.52	$15.39	$13.37
Activity from investment operations:
Net investment income	0.13	(b)	0.12	(b)	0.13	0.10	0.11
Net realized and unrealized gain on investments	1.69		4.33		1.51	1.13	2.02
Total from investment operations	1.82		4.45		1.64	1.23	2.13

Less distributions from:
Net investment income	(0.08)		(0.14)		(0.11)	(0.10)	(0.11)
Net realized gains	(0.61)		(0.15)		(0.33)	—	—
Total distributions	(0.69)		(0.29)		(0.44)	(0.10)	(0.11)
Net asset value, end of period	$23.01		$21.88		$17.72	$16.52	$15.39
Total return (a)	8.58%		25.48%		10.24%	8.03%	16.04%

Net assets, end of period (000s)	$67,133		$64,045		$50,357	$41,251	$36,831

Ratio of expenses to average net assets before waiver	1.13	% (e)	1.21	% (d)	1.25%	1.25%	1.27%
Ratio of expenses to average net assets	1.13	% (e)	1.21	% (d)	1.25%	1.25%	1.23%
Ratio of net investment income to average net assets before waiver	0.56%		0.61%		0.75%	0.64%	0.72%
Ratio of net investment income to average net assets (c)	0.56%		0.61%		0.75%	0.64%	0.76%

Portfolio Turnover Rate	16%		10%		13%	16%	16%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(d)	Effective March 8, 2013, the universal fee changed from 1.25% to 1.20%.

(e)	Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

See accompanying notes to financial statements.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

1.	ORGANIZATION

Marathon Value Portfolio (the ’‘Fund’’) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a series of the Unified Series Trust (the “Predecessor Fund”), which in turn is the successor to the Marathon Value Portfolio of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003. The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s Advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2014, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$57,710,492	$—	$—	$57,710,492
Real Estate Investment Trusts	1,576,872	—	—	1,576,872
Corporate Bonds	—	3,746,539	—	3,746,539
TIPs	—	992,266	—	992,266
Preferred Stock	402,480	—	—	402,480
Money Market Fund	2,612,292	—	—	2,612,292
Total	$62,302,136	$4,738,805	$—	$67,040,941

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2011, 2012, 2013, and 2014 fiscal year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

2.	INVESTMENT TRANSACTIONS

For the year ended October 31, 2014 cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $9,475,905 and $9,823,660, respectively.

3.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH AFFILIATES

Spectrum Advisory Services, Inc. serves as the Fund’s investment advisor. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Under the terms of an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor provides investment advisory services and pays the Fund’s expenses (except for the following expenses which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets. Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

For the year ended October 31, 2014, the Advisor earned fees of $748,931 under the Advisory Agreement and was due $41,269 as of October 31, 2014.

Pursuant to a separate servicing agreement with GFS, the Adviser pays customary amounts to GFS for such services. GFS provides administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Adviser.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. The Distributor is an affiliate of GFS. During the year ended October 31, 2014, the Distributor received $0 in underwriting commissions.

Effective January 1, 2014, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $12,000 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2014, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $2,000, and the Audit Committee receives a quarterly fee of $1,250.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

4.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2014	October 31, 2013
Ordinary Income	$244,492	$403,638
Long-Term Capital Gain	1,778,576	409,874
	$2,023,068	$813,512

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undisributed			Post October	Unrealized	Total
Ordinary	Long-Term	Capital Loss	Other Book/Tax	Loss and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	Year Loss	(Deprecation)	Earnings/(Deficits)
$324,396	$1,144,436	$—	$—	$—	$27,518,870	$28,987,702

The difference between the book basis and tax basis for unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

Permanent book and tax differences, primarily attributable to adjustments for paydowns, grantor trusts and return of capital distributions from C-Corporations, resulted in reclassification for the period ended October 31, 2014 as follows:

Paid	Undistributed Net	Accumulated
in	Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(689)	$1,332	$(643)

5.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of October 31, 2014 Charles Schwab & Co. was the record owner of 75.30% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marathon Value Portfolio and

Board of Trustees of Northern Fund Lights III

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of Northern Lights Fund Trust III, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 23, 2014

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

Marathon Value Portfolio

Additional Information (Unaudited)

October 31, 2014

Approval of Advisory Agreement – Marathon Value Portfolio Fund

In connection with a meeting held on February 12 and 13, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Spectrum Advisory Services, Inc. (“SAS”) and the Trust, with respect to the Marathon Value Portfolio (“Marathon”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that SAS is an independent private investment firm established in 1977, with approximately $520 million in assets under management. The Board noted that SAS provides investment management services to a select group of corporations, foundations, trusts, family limited partnerships, and high net worth individuals. The Board reviewed the background information of the key investment personnel responsible for servicing Marathon and expressed satisfaction with their years in financial services and their experience with portfolio management, research, equity and fixed income expertise, and compliance. The Board noted that SAS provides equity and fixed income research and investment analysis to gain a thorough understanding of the strengths and weaknesses of the companies they follow, and in addition SAS studies stock analysts expectations in order to make investment decisions with a goal of capital appreciation. The Board noted that SAS provides compliance to Marathon by monitoring the individual investment levels on a daily basis from data input into their internal monitoring spreadsheet, ensuring investment guidelines are adhered to. The Board noted that there have been no material compliance or litigation issues reported since the last advisory contract approval. The Board recognizes that SAS is a relatively small firm with an investment team that works well together, which allows them to provide personal service to its clients, which include Marathon, in order to foster long term relationships. The Board concluded that the SAS will continue to provide high quality service to Marathon for the benefit of its shareholders.

Performance. The Board noted that Marathon returned 26.89% for one year, 15.24% over five years, 8.07% over ten years, and 8.22% since inception (March 2000). The Board noted the peer group returned 30.45% for one year, 16.54% over five years, and 7.34% over ten years. The Board noted that the Morningstar Large Blend Category returned 31.50% for one year, 17.09% over five years, and 6.93% over ten years. The Board noted that Marathon’s benchmark, S&P 500 TR return, returned 32.39% for one year, 17.94% over five years, 7.41% over ten years, and 3.45% since inception. The Board noted that Marathon underperformed the peer group, Morningstar Large Blend Category and S&P 500 TR return benchmark over the one

Marathon Value Portfolio

Additional Information (Continued) (Unaudited)

October 31, 2014

year and five year periods, but outperformed the peer group, Morningstar Large Blend Category, and S&P 500 TR return benchmark over the ten year period. The Board noted that Marathon outperformed the S&P 500 TR return benchmark since inception. The Board noted that SAS attributed the one and five year underperformance to Marathon not being fully invested and holding cash and cash equivalents to protect against a down market while waiting for good value long term investment opportunities to open up. The Board noted that although past performance is not indicative of future results, it appears that the SAS’s long term investment strategy is working as it was designed, and concluded SAS has the potential to continue to provide reasonable performance for Marathon.

Fees and Expenses. The Board noted that SAS charges a unitary advisory fee of 1.10% for all services provided to Marathon. They discussed the advisory fee, relative to the average advisory fees of the peer group and Morningstar category but agreed that, due to the unitary fee structure, a more meaningful comparison is to the net expense ratios. The Board noted that pursuant to the unitary fee structure, SAS pays all fund expense out of its advisory fee. The Board noted that Marathon’s unitary fee is moderately higher than both the peer group and Morningstar category average net expense ratios of 1.11% and 1.13%, respectively. The Board noted that the fee is within the high/low range of the peer group (0.61% – 1.41%) and Morningstar Large Blend Category (0.01% – 2.61%). The Board agreed that it was comfortable with the unitary fee arrangement and that it is beneficial to Marathon and its shareholders. The Board concluded that the management fee is reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with SAS’s management of Marathon. They noted that based on Marathon’s current asset size, the unitary fee structure, and current fund operating expenses, the absence of breakpoints was acceptable at this time. The Trustees agreed to continue to monitor Marathon’s asset levels and revisit the matter as Marathon continues to grow. The Trustees noted that they had expressed to SAS that as Marathon’s assets grow the Board expects SAS to cooperatively participate in discussions regarding breakpoints.

Profitability. The Trustees reviewed the profitability analysis provided by SAS and noted SAS realized a net loss in connection with its relationship with Marathon. After discussion, the Trustees agreed that excessive profitability was not a concern.

Conclusion. Having requested and received such information from SAS as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Marathon Value Portfolio .

Marathon Value Portfolio

EXPENSE EXAMPLES

October 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur costs, consisting solely of management fees, tax expenses, and trustee expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	5/1/14	10/31/14	5/1/14-10/31/14*	5/1/14-10/31/14
	$1,000.00	$1,036.90	$5.65	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	5/1/14	10/31/14	5/1/14-10/31/14*	5/1/14-10/31/14
	$1,000.00	$1,019.66	$5.80	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Marathon Value Portfolio

SUPPLEMENTAL INFORMATION (Unaudited) October 31, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	York Capital Corp.(July 2014 - Present); Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board Since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non- profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	32	Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002- 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008- 2011).	131	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	32	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

9/30/14-NLFT III-V3

Marathon Value Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-788-6086.

9/30/14-NLFT III-V3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

Marathon Value Portfolio

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III
17605 Wright Street
Omaha, NE 68130

ADVISOR
Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $12,000

2013 – $12,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $2,500

2013 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500

2013 –$2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

1/6/15

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

1/6/15